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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: April 3, 2000



                       SERVICE MERCHANDISE COMPANY, INC.
                  (Debtor-in-Possession as of March 27, 1999)
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             (Exact name of registrant as specified in its charter)


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
                     Tennessee                                       1-9223                        62-0816060
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   (State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                               Identification No.)


   7100 Service Merchandise Boulevard, Brentwood, TN                                                 37027
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       (Address of principal executive offices)                                                    (Zip Code)
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       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.           Other Events
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         Service Merchandise Company, Inc. (the "Company") has filed its monthly operating report for the period commencing April 3, 2000 and ending April 30, 2000 (the "Operating Report") with the United States Bankruptcy Court for the Middle District of Tennessee, a copy of which is attached hereto as
Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 399-02649.

         The Company cautions readers not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information, and is in a format, prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise such Operating Report.

         The Operating Report includes a Rolling Revised Cash Flow Forecast which is a forward-looking statement subject to various assumptions regarding the Company's business, operating performance and other factors including revenues, expenses, asset dispositions, trade terms and capital expenditures, and various risks and uncertainties including those set forth below. This information should be read in conjunction with the Company's reports filed pursuant to the Exchange Act. Readers are cautioned that such information is being reported publicly because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. The Company undertakes no obligation to update such information or to disclose similar information in future Operating Reports. The Rolling Revised Cash Flow Forecast was not examined, reviewed or compiled by the Company's independent public accountants. The Rolling Revised Cash Flow Forecast is subject to future adjustments, if any, that could materially affect such information.


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         The Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: approval of plans and activities by the Bankruptcy Court, including the Company's proposed strategic real estate initiatives; the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP to Exit Facility; the ability of the Company to conduct successful clearance sales in connection with the 2000 Business Plan; the ability of the Company to sublease successfully portions of its real estate in connection with the 2000 Business Plan; the ability of the Company to complete its store refurbishment program within cost and time expectations; the successful implementation of the consolidation of its distribution centers; the ability of the Company to enter into satisfactory arrangements with third parties with respect to real estate and Internet-related strategies; risks associated with third parties seeking and obtaining Court action to terminate or shorten the exclusivity period; the time for the Company to accept or reject executory contracts including its store leases, and for appointment of a Chapter 11 operating trustee or to convert the Company's reorganization cases to liquidation cases; the ability of the Company to operate successfully under a Chapter 11 proceeding, achieve planned sales and margin, and create and have approved a plan of reorganization in the Chapter 11 cases; potential adverse developments with respect to the Company's liquidity or results of operations; the ability of the Company to obtain shipments, negotiate and maintain terms with vendors and service providers for current orders; the ability to fund and execute a Year 2000 Business Plan; the ability of the Company to achieve cost savings; the ability of the Company to attract, retain and compensate key executives and associates, competitive pressures from other retailers, including specialty retailers and discount stores, which may affect the nature and viability of the Company's business strategy; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the seasonal nature of the Company's business and the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods; the ability of the Company to attract and retain customers; potential adverse publicity; real estate occupancy and development costs, including the substantial fixed investment costs associated with opening, maintaining or closing a Company store; uncertainties with respect to continued public trading in the Company's securities; the ability to effect conversions to new technological systems; and the ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to its Chapter 11 cases.


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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SERVICE MERCHANDISE COMPANY, INC.


Date: May 26, 2000       By:  /s/ C. Steven Moore
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                                    C. Steven Moore
                                    Senior Vice President, Chief Administrative
                                    Officer, Secretary and General Counsel


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                                 EXHIBIT INDEX


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   No.                                     Exhibit
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   99              Operating Report for the period ending April 30, 2000
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